EXHIBIT 1
JOINT FILING STATEMENT
     We, the undersigned, hereby express our agreement that the attached Schedule 13D is filed on behalf of each of us.

Date: February 2 , 2006	SOFTBANK TECHNOLOGY VENTURES V, L.P.
	By:	SBTV V LLC
its general partner

	By:	/s/ Jason A. Mendelson
		Name:	Jason A. Mendelson
		Title:	General Counsel

SOFTBANK TECHNOLOGY ADVISORS FUND V, L.P.
	By:	SBTV V LLC
its general partner

	By:	/s/ Jason A. Mendelson
		Name:	Jason A. Mendelson
		Title:	General Counsel

SOFTBANK TECHNOLOGY ENTREPRENEURS FUND V, L.P.
	By:	SBTV V LLC
its general partner

	By:	/s/ Jason A. Mendelson
		Name:	Jason A. Mendelson
		Title:	General Counsel

1.

SBTV V LLC its general partner
By:	/s/ Jason A. Mendelson
	Name:	Jason A. Mendelson
	Title:	General Counsel

MOBIUS TECHNOLOGY VENTURES VI, L.P.
By:	Mobius VI LLC
its general partner

By:	/s/ Jason A. Mendelson
	Name:	Jason A. Mendelson
	Title:	Managing Director and General Counsel

MOBIUS TECHNOLOGY VENTURES ADVISORS FUND VI, L.P.
By:	Mobius VI LLC
its general partner

By:	/s/ Jason A. Mendelson
	Name:	Jason A. Mendelson
	Title:	Managing Director and General Counsel

MOBIUS TECHNOLOGY VENTURES SIDE FUND VI, L.P.
By:	Mobius VI LLC
its general partner

By:	/s/ Jason A. Mendelson
	Name:	Jason A. Mendelson
	Title:	Managing Director and General Counsel

2.

SOFTBANK U.S. VENTURES VI, L.P.
By:	Mobius VI LLC
its general partner

By:	/s/ Jason A. Mendelson
	Name:	Jason A. Mendelson
	Title:	Managing Director and General Counsel

MOBIUS VI, LLC.
By:	/s/ Jason A. Mendelson
	Name:	Jason A. Mendelson
	Title:	Managing Director and General Counsel

BRADLEY A. FELD
By:	/s/ Jason A. Mendelson
	Name:	Jason A. Mendelson
	Title:	Attorney-in-fact / authorized signatory for SEC Filings*

D. REX GOLDING
By:	/s/ Jason A. Mendelson
	Name:	Jason A. Mendelson
	Title:	Attorney-in-fact / authorized signatory for SEC Filings*

JO ANN HEIDI ROIZEN
By:	/s/ Jason A. Mendelson
	Name:	Jason A. Mendelson
	Title:	Attorney-in-fact / authorized signatory for SEC Filings*

3.

GREG P. GALANOS
By:	/s/ Jason A. Mendelson
	Name:	Jason A. Mendelson
	Title:	Attorney-in-fact / authorized signatory for SEC Filings*

JASON A. MENDELSON
By:	/s/ Jason A. Mendelson
Jason A. Mendelson

*	Power of attorney granted pursuant to general authorization letters filed with the Commission via certified mail dated March 16, 2001.

4.